                                                                   EXHIBIT 10.12

                      CONTINUING GENERAL SECURITY AGREEMENT

                                                            Dated: June 30, 2004

----------------------------------------------------------------------------------------------------------------------
NAME                                                   NO. AND STREET

MOVIE STAR, INC. 1115 BROADWAY
----------------------------------------------------------------------------------------------------------------------
CITY, VILLAGE OR TOWN                     COUNTY                      STATE
NEW  YORK,                                                            NY                                      10010
("Obligor") and
----------------------------------------------------------------------------------------------------------------------
                                                       LENDING OFFICE, DEPARTMENT OR DIVISION
HSBC Bank USA
----------------------------------------------------------------------------------------------------------------------
NO. AND STREET                            CITY                        STATE
452 FIFTH AVENUE,                         NEW YORK,                   NY                                      10018
("Bank")
----------------------------------------------------------------------------------------------------------------------

Additional Obligor information:
-------------------------------

Obligor is a corporation organized under the laws of the State of New York.

AS USED IN THIS AGREEMENT:

"Collateral" means all right, title and interest of Obligor in and to any and all of the following property, whether now or hereafter existing or acquired and wherever located, all products and Proceeds (including but not limited to insurance proceeds) of such property, wherever located and in whatever form, and all books and records pertaining to such property and all other property of
Obligor in which Bank now or hereafter is granted a security interest pursuant to this Agreement or otherwise:

          All Accounts (including, without limitation, Health-Care- Insurance
          Receivables, credit-card receivables, licensing fees and royalties, and rights to payment for realty sold or leased), General Intangibles
          (including, without limitation, Payment Intangibles, software, copyrights, patents, trademarks and tax refunds), Chattel Paper
          (including, without limitation, Electronic Chattel Paper) and
          Instruments (including Promissory Notes) and all interests of Obligor in all Supporting Obligations and in all Goods which by sale have resulted in Accounts, Instruments, or Chattel Paper.

          All Inventory of every description, and all Documents relating to such
          Inventory.

"Collateral Location" means the following address(es) where all Collateral consisting of Inventory, Equipment or Fixtures or other tangible property is located: See Attached
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
         .
---------

"Obligor" means the Obligor named above and its successors and assigns, and if more than one Person is named as Obligor, "Obligor" shall mean each, any or all of them, and their liabilities and obligations hereunder shall be joint and several.

         In consideration of any extension of credit or other financial accommodation heretofore, now or hereafter made by Bank to or for the account of
Obligor, or to or for the account of any other Person made by Bank at the request of Obligor or with respect to which Obligor's agreements hereunder have been required by Bank, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Obligor, Obligor agrees as follows:

     1. Security Interest; Right of Set-Off. As security for the prompt and unconditional payment and performance of any and all Obligations, Obligor does hereby grant to Bank a continuing lien upon and security interest in, and does hereby pledge, assign and transfer to Bank, all of the Collateral. In order to secure further the payment of the Obligations, Bank is hereby given a continuing lien upon and is granted a security interest in any and all monies, Deposit
Accounts, Investment Property (including, without limitation, all dividends and distributions in respect thereof (whether payable in cash, Investment Property or "in kind"), options or rights, whether in respect of, in addition to, or in exchange for such Investment Property) and any and all other property of Obligor and the Proceeds thereof, now or hereafter actually or constructively held or received by or in transit in any manner to or from Bank, its correspondents or agents from or for Obligor, whether for safekeeping, custody, pledge, transmission, collection or for any other purpose (whether or not for the express purpose of being used by Bank as collateral security), or coming into the possession of Bank or its correspondents or agents in any way, or placed in any safe deposit box leased by Bank to Obligor, and all such monies, Deposit
Accounts, Investment Property and other property shall also constitute
"Collateral" and shall be held subject to all the terms of this Agreement as collateral security for the prompt and unconditional payment of any and all
Obligations. Obligor hereby assigns and grants Bank a security interest in, and
Bank is also given a continuing lien on and/or right of set-off for the amount of the Obligations with respect to, any and all Deposit Accounts (general or special and whether or not matured) and credits of Obligor with, and any and all claims of Obligor against, Bank at any time existing and Bank is hereby authorized at any time or times, without prior notice, to apply such Deposit
Accounts, or credits or any part thereof, to the Obligations in such amounts as
Bank may elect, although the Obligations may be contingent or unmatured, and whether the collateral security therefor is deemed adequate or not.

     2. Control of Certain Collateral. In respect of any security interest granted under this Agreement by Obligor in any Collateral which constitutes
Investment Property, or Deposit Accounts, Obligor shall enter into one or more control agreements ("Control Agreement") among Obligor, Bank and the Securities
Intermediary with respect to any Investment Property and among Obligor, Bank and the depository bank with respect to each Deposit Account, on terms satisfactory to Bank, giving Control over such property to Bank. With respect to such property constituting Securities Accounts, Obligor may at any time make a request to Bank to permit trades of certain specified Investment Property held in such Securities Account for other specified Investment Property which shall be held in such Securities Account. Bank shall be under no obligation whatsoever to honor such request or to permit or effect, through the Securities
Intermediary, or otherwise, any such trades and Bank may in its sole and absolute discretion refuse to do so. In no event is Obligor permitted to, and
Obligor agrees that Obligor shall not, withdraw any money or property from such
Securities Account or modify or terminate any Control Agreement or any customer agreement with the Securities Intermediary under which such Securities Account was established.

         If any of the Collateral constitutes Letter-of-Credit Rights, Obligor shall at Bank's request, enter into an assignment in favor of Bank of the proceeds of the letters of credit involved, on terms satisfactory to Bank, and cause the issuer of each such letter of credit now existing or hereafter issued to consent to such assignment.

         If any of the Collateral constitutes Electronic Chattel Paper, Obligor shall, at Bank's request, grant control of such Electronic Chattel Paper to Bank in accordance with Section 9-105 of the UCC.

         Obligor agrees that all items of income, gain, expense and loss recognized in any such Securities Account or Deposit Account, or any Securities
Account holding Collateral or in respect of any other Investment Property constituting Collateral, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Obligor.

     3. Representations of Obligor. Obligor represents and warrants to Bank that
(a) no financing statement or other filing listing any of the Collateral as collateral is on file in any jurisdiction (other than any financing statement filed on behalf of Bank, as secured party) and Obligor has not entered into control agreements in favor of any party except Bank with respect to Collateral constituting Deposit Accounts or Investment Property, nor has Obligor executed in favor of any party except Bank an assignment of the proceeds of any
Collateral constituting Letter-of-Credit Rights or granted to any party except
Bank control (pursuant to Section 9-105 of the UCC) of any Collateral constituting Electronic Chattel Paper; (b) the chief executive office of
Obligor, if any, is located at the address set forth in the space provided therefor in this Agreement and the state of organization of Obligor, if any, is as specified in the space provided therefor in this Agreement; (c) all
Collateral, other than intangible property and property which is in the possession of Bank or its agents, is located at the Collateral Location(s) and
Obligor has no

place of business other than the chief executive office specified herein, if any, and the Collateral Location(s); (d) Obligor has rights in or the power to transfer the Collateral or is the legal and beneficial owner of the
Collateral and the Collateral is free and clear of all Liens, other than the
Lien created by this Agreement in favor of Bank; (e) if Obligor is not a natural person, the execution, delivery and performance of this Agreement have been duly authorized by all required corporate, limited liability company, partnership or other applicable actions of Obligor; (f) this Agreement constitutes a valid, binding and enforceable obligation of Obligor; (g) the execution, delivery and performance of this Agreement do not violate any law or any agreement or undertaking to which Obligor is a party or by which Obligor may be bound and do not result in the imposition of any Lien upon any Collateral other than the Lien in favor of Bank created by this Agreement; (h) all consents, approvals, authorizations, permits and licenses necessary for Obligor to enter and perform its obligations under this Agreement and the Obligations and/or to conduct its business have been obtained; and (i) Obligor did not have or conduct business under any name or trade name in any jurisdiction during the past six years other than its name and trade names, if any, set forth on the signature page of this
Agreement, and Obligor is entitled to use such name and trade names.

     4. Covenants. Unless and until all of the Obligations have been indefeasibly paid in full and all commitments of Bank to extend credit which, once extended, would give rise to Obligations, have expired or been terminated,
Obligor shall: (a) keep the Collateral free and clear of any Lien of any kind other than the Lien created by this Agreement or other Liens in favor of Bank;
(b) promptly pay, when due, all taxes and transportation, storage, warehousing and other charges and fees affecting or arising out of the Collateral and defend the Collateral against all claims and demands of all Persons at any time claiming any interest therein adverse to or the same as that of Bank; (c) at all times keep all insurable Collateral insured at the expense of Obligor to Bank's satisfaction against loss by fire, theft and any other risks to which the
Collateral may be subject, and cause all such policies to be endorsed in favor of Bank and to name Bank as loss payee and as an additional insured, and, if
Bank so requests, deposit the same with Bank, and cause all such policies to provide that each insurer will give Bank not less than 30 days' notice in writing prior to the exercise of any right of cancellation; (d) keep the
Collateral in good condition at all times (normal wear and tear excepted) and provide Bank with such information as Bank may from time to time request with respect to the location of the Collateral and Obligor's places of business; (e)
give Bank at least 30 days' prior written notice before changing Obligor's name or chief executive office or changing the location or disposing of any
Collateral (other than in connection with the sale of any Inventory in the ordinary course of business) or change its state of organization; (f), not sell or otherwise dispose of any Collateral except on commercially reasonable terms and in the ordinary course of business (it being understood that Bank does not authorize the sale of any Collateral by Obligor free of the security interest of
Bank granted hereunder except that sales by Obligor of Collateral constituting
Inventory to buyers in the ordinary course of business shall be free of Bank's security interest unless such security interest has been perfected by possession under UCC Section 9-313); (g) if a Control Agreement has been entered into or
Bank otherwise has control of Collateral consisting of Investment Property,
Electronic Chattel Paper or Deposit Accounts, cause each Securities Intermediary with custody of any Investment Property and each depository bank with respect to each Deposit Account and each custodian of any Electronic Chattel Paper to send to Bank a complete and accurate copy of every statement, confirmation, notice or other communication concerning the property that such party sends to Obligor;
(h) permit Bank, by its officers and agents, to have access to, examine and copy at all reasonable times the Collateral, properties, minute books and other corporate, limited liability company, or partnership records, books of accounts, and financial and other business records of Obligor (including, without limitation, all books, records, ledger cards, computer programs, tapes and computer disks and diskettes and other property recording, evidencing or relating to any Collateral); and (i) promptly notify Bank upon the occurrence of any Event of Default of which Obligor has knowledge.

     5. Events of Default. The occurrence of any of the following events shall constitute an Event of Default: (a) the failure of Obligor to pay when due any of the Obligations; (b) any representation or warranty of Obligor to Bank in this Agreement or any other instrument or agreement with or in favor of Bank shall prove to be inaccurate or untrue; (c) the breach by Obligor of any covenant in this Agreement or in any other instrument or agreement with or in favor of Bank; (d) the occurrence of any event of default under any agreement or instrument evidencing or relating to any of the Obligations; (e) Bank shall in good faith deem itself insecure at any time with respect to Obligor's financial condition or ability to pay or perform the Obligations; (f) Bank shall have determined in good faith that the value of the Collateral has materially decreased after the date of this Agreement; or (g) if a Control Agreement has been entered into with respect to Investment Property or Deposit Accounts, or
Bank has control of Electronic Chattel Paper or Letter-of-Credit Rights, the
termination or purported termination of such Control Agreement without the consent of Bank, or the Securities Intermediary thereto or the custodian or issuer of

the property subject to the Control Agreement or the issuer of a letter of credit that has been assigned to Bank or the custodian of Electronic Chattel
Paper in which Bank has been granted a security interest hereunder challenges the validity of or its liability under the Control Agreement, or any default occurs thereunder or disputes the assignment of such property to Bank or Bank's control of such property. The occurrence of any of the following events with respect to any Obligor, maker, endorser, acceptor, surety or guarantor of, or any other party to, the Obligations or the Collateral shall also constitute an
Event of Default: (aa) a default in respect of any liabilities, obligations or agreements, present or future, absolute or contingent, secured or unsecured, matured or unmatured, several or joint, original or acquired, of any of the
Responsible Parties to or with Bank; (bb) death or incompetence (in the case of any of the Responsible Parties who is an individual) or liquidation or dissolution (whether voluntary or involuntary) (in the case of any of the
Responsible Parties which is not a natural person); (cc) death or suspension of the usual business activities of any member of any partnership or limited liability company included in the term "the Responsible Parties"; (dd) making, or sending a notice of, an intended bulk transfer; (ee) granting a security interest to anyone other than Bank in any property including, without limitation, the rights of any of the Responsible Parties in the Collateral or
permitting such security interest to exist; (ff) suspension of payment; (gg) the whole or partial suspension or liquidation of its usual business; (hh) failing, after demand, to furnish to Bank any financial information or to permit inspection of books and records of account; (ii) making any misrepresentation to
Bank for the purpose of obtaining credit or an extension of credit; (jj) failing to pay any tax, or failing to withhold, collect or remit any tax or tax deficiency when assessed or due; (kk) failing to pay when due any obligations, whether or not in writing; (ll) making of any tax assessment by the United
States or any state or foreign country; (mm) entry of a judgment or issuance of an order of attachment or an injunction against, or against any of the property of, any of the Responsible Parties; (nn) commencement against any of the
Responsible Parties of any proceeding for enforcement of a money judgment under
Article 52 of the New York Civil Practice Law and Rules or amendments thereto;
(oo) if any of the Responsible Parties or if any of the Obligations or
Collateral at any time fails to comply with Regulation U of the Federal Reserve
Board or any amendments thereto; (pp) the issuance of any warrant, process or order of attachment, garnishment or lien, and/or the filing of a Lien as a result thereof against any of the property of Obligor whether or not Collateral;
(qq) any of the Responsible Parties challenges or institutes any proceeding, or any proceedings are instituted, which challenge the validity, binding effect or enforceability of this Agreement; (rr) any of the Responsible Parties makes, receives or retains any payment on account of indebtedness subordinated to the
Obligations in violation of the terms of such subordination; (ss) any of the
Responsible Parties or any partnership or limited liability company of which any of the Responsible Parties is a member is expelled from or suspended by any stock or securities exchange or other exchange; (tt) any of the Responsible
Parties shall make an assignment for the benefit of creditors or a composition with creditors, shall be unable or admit in writing an inability to pay its respective debts as they mature, shall file a petition in bankruptcy, shall become insolvent (however such insolvency may be evidenced), shall be adjudicated insolvent or bankrupt, shall petition or apply to any tribunal for the appointment of any receiver, liquidator or trustee of or for any of the
Responsible Parties or any substantial part of the property or assets of any of the Responsible Parties, shall commence any proceedings relating to it under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or there shall be commenced against any of the Responsible
Parties any such proceeding, or any order, judgment or decree approving the petition in any such proceeding shall be entered, or any of the Responsible
Parties shall by any act or failure to act indicate its consent to, approval of or acquiescence in any such proceeding or in the appointment of any receiver, liquidator or trustee of or for any of the Responsible Parties or any substantial part of the property or assets of any of the Responsible Parties, or shall suffer any such appointment, or any of the Responsible Parties shall take any action for the purpose of effecting any of the foregoing, or any court of competent jurisdiction shall assume jurisdiction with respect to any such proceeding or a receiver or trustee or other officer or representative of the court or of creditors, or any court, governmental officer or agency, shall under color of legal authority, take and hold possession of any substantial part of the Collateral or the property or assets of any of the Responsible Parties; or
(uu) Bank shall in good faith deem itself insecure with respect to the financial condition of any of the Responsible Parties.

     6. Remedies of Bank.

         (a) After the occurrence of an Event of Default, Bank shall have no obligation to make further loans, extensions of credit or other financial accommodations to or on behalf of Obligor, anything in any other agreement to the contrary notwithstanding.

         (b) After the occurrence of an Event of Default, other than an Event of
Default referred to in clause (tt) of the second sentence of Section 5, Bank may declare by notice to Obligor, any and all Obligations to be immediately due and payable and in the case of any Event of Default referred to in clause (tt) of the second sentence of Section 5 all of the Obligations shall automatically be and become due and payable, in either case without presentment, demand, protest or notice of any kind, all of which are hereby waived by Obligor, anything in any other agreement to the contrary notwithstanding.

         (c) After the occurrence of an Event of Default, Bank may, without notice to or demand (other than any notice required by law, the giving of which is not waivable) upon Obligor (all of which are hereby waived by Obligor), without releasing Obligor from any obligation under this Agreement or any other instruments or agreements with Bank and without waiving any rights Bank may have or impairing any declaration of default or election to cause the Collateral to be sold or any sale proceeding predicated on the same: (i) demand, collect or receive upon all or any part of the Collateral and assemble or require Obligor, at Obligor's expense, to assemble all or any part of the Collateral and, if Bank so requests, Obligor shall assemble the Collateral and make it available to Bank at a place to be designated by Bank; (ii) without notice, demand or other process and without charge enter any of Obligor's premises and without breach of peace until Bank completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of Obligor's equipment for the purpose of completing any work-in-process, preparing any Collateral for disposition and disposing of or collecting any Collateral, and in exercise of its rights under this Agreement, without payment of compensation of any kind, use any and all trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and the like to the extent of Obligor's rights therein and Obligor hereby grants a license and the right to grant sublicenses for that purpose; (iii) in such manner and to such extent as Bank may deem necessary to protect the Collateral or the interests, rights, powers or duties of Bank, enter into and upon any premises of Obligor and take and hold possession of all or any part of the Collateral (Obligor hereby waiving and releasing any claim for damages in respect of such taking) and exclude Obligor and all other Persons from the Collateral, operate and manage the Collateral and rent and lease the same, perform such reasonable acts of repair or protection as may be reasonably necessary or proper to conserve the value of the Collateral, collect any and all income, rents, issues, profits and proceeds from the
Collateral, the same being hereby assigned and transferred to Bank, and from time to time apply or accumulate such income, rents, issues, profits and proceeds in such order and manner as Bank, in its sole discretion, shall instruct, it being understood that the collection or receipt of income, rents, issues, profits or proceeds from the Collateral after declaration of default and election to cause the Collateral to be sold under and pursuant to the terms of this Agreement shall not affect or impair any event of default or declaration of default under any agreement or instrument between Obligor and Bank or election to cause any Collateral to be sold or any sale proceedings predicated on the same, but such proceedings may be conducted and sale effected notwithstanding the collection or receipt of any such income, rents, issues, profits and proceeds; (iv) deliver a notice of exclusive control under any Control Agreement specifying that Bank has the exclusive right to give Entitlement Orders with respect to the Investment Property covered by such Control Agreement or to otherwise direct the disposition of any Deposit Account subject to a Control
Agreement or any Electronic Chattel Paper or Letter-of-Credit Rights controlled by Bank; (v) take control of any and all of the Accounts, contractual or other rights that are included in the Collateral and Proceeds arising from any such
Accounts or contractual or other rights, enforce collection, either in the name of Bank or in the name of Obligor, of any or all of the Accounts, contractual and other rights that are included in the Collateral and Proceeds by suit or otherwise, receive, receipt for, surrender, release or exchange all or any part of such Collateral or compromise, settle, extend or renew (whether or not longer than the original period) any indebtedness under such Collateral; (vi) sell all or any part of the Collateral at public or private sale at such place or places and at such time or times and in such manner and upon such terms, whether for cash or credit, as Bank in its sole discretion may determine; (vii) endorse in the name of Obligor any Instrument, however received by Bank, representing
Collateral or Proceeds of any of the Collateral; (viii) require Obligor to turn over, or instruct the financial institutions holding the same to turn over, all monies and investments in any of Obligor's accounts to Bank; and (viii) exercise all the rights and remedies granted to a secured party under the UCC, and all other rights and remedies given to Bank under this Agreement or any other instrument or agreement or otherwise available at law or in equity. Bank shall be under no obligation to make any of the payments or do any of the acts referred to in this Section 6 or elsewhere in this Agreement and any of the actions referred to in this Section 6 or elsewhere in this Agreement may be taken regardless of whether any notice of default or election to sell has been given under this Agreement (provided, however, that all notices required by law, the giving of which may not be waived, shall be given in accordance with such law) without regard to the adequacy of the security for the Obligations.

         (d) Obligor hereby waives notice of the sale of any Collateral by Bank pursuant to any provision of this Agreement or any applicable provisions of the
UCC, or other applicable law. In the event that notice of the sale of Collateral cannot be waived or Bank gives notice of such sale to Obligor, Bank will give
Obligor notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition thereof is to be made by sending notice, as provided below, at least ten days before the time of the sale or disposition, which provisions for notice Obligor and Bank agree are reasonable. No such notice need be given by Bank with respect to
Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market.

         (e) Bank may apply the net proceeds of any sale, lease or other disposition of Collateral, after deducting all costs and expenses of every kind incurred thereon or incidental to the retaking, holding, preparing for sale, selling, leasing, or the like of the Collateral or in any way relating to the rights of Bank thereunder, including attorneys' fees and expenses hereinafter provided for, to the payment, in whole or in part, in such order as Bank may elect, of one or more of the Obligations, whether due or not due, absolute or contingent, making proper rebate for interest or discount on items not then due, and only after so applying such net proceeds and after the payment by Bank of any other amounts required by any existing or future provision of law (including
Section 9-615(a)(3) of the Uniform Commercial Code of any jurisdiction in which any of the Collateral may at the time be located) need Bank account for the surplus, if any. Obligor shall remain liable to Bank for the payment of any deficiency, with interest at the default rate provided for in the instruments, if any, evidencing the Obligations, but if there is no such instrument with respect to any Obligation or no default rate is specified therein, at a variable rate equal to 4% above Bank's reference lending rate applicable to domestic commercial loans as established by Bank from time to time, but in no event shall such rate exceed the maximum rate allowed by law. Bank may make loans to its customers above, at or below its reference rate.

         (f) Whether or not an Event of Default shall have occurred, Bank may sell all or any part of the Collateral, although the Obligations may be contingent or unmatured, whenever in its discretion Bank considers such sale necessary for its protection. Any such sale may be made without prior demand for payment on account, margin or additional margin or any other demands whatsoever;
the making of any such demands shall not establish a course of conduct nor constitute a waiver of the right of Bank to sell the Collateral as herein provided or of the right of Bank to accelerate the maturity of the Obligations as herein provided.

     7. Additional Rights of Bank and Duties of Obligor Regarding Obligations
        and Collateral.

         (a) If Obligor, as registered holder of any Collateral, shall become entitled to receive or does receive any stock or other certificate, option, right, dividend or other distribution (whether payable in cash, Investment
Property or "in kind"), whether in respect of, as an addition to, in substitution of, or in exchange for, such Collateral, or otherwise, Obligor agrees to accept same as Bank's agent and to hold same in trust for Bank, and to forthwith deliver the same to Bank in the exact form received, with Obligor's endorsement when necessary or requested by Bank, to be held by Bank as
Collateral.

         (b) Obligor waives protest, demand for payment, notice of default or nonpayment to Obligor or any other party liable for or upon any of said
Obligations or Collateral.

         (c) Obligor consents that the obligation of any party upon or of any guarantor, surety or indemnitor for, any Obligations or any collateral may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, settled or released and that any collateral or Liens for any
Obligations may, from time to time, in whole or in part, be exchanged, sold, released or surrendered, by Bank, all without any notice to, or further assent by, or any reservation of rights against, Obligor, and all without in any way affecting or releasing the liability of Obligor with respect to such Obligations or any security interest hereby created.

         (d) Bank shall not be liable for failure to collect or realize upon the
Obligations or upon any collateral, or any part thereof, or for any delay in so doing, nor shall Bank be under any obligation to take any action whatsoever with regard thereto. Bank shall use reasonable care in the custody and preservation of the Collateral in its possession but need not take any steps to preserve rights against prior parties or to keep the Collateral identifiable. Bank shall have no obligation to comply with any recording, re-recording, filing, re-filing or other legal

requirements necessary to establish or maintain the validity, priority or enforceability of, or Bank's rights in and to the Collateral or any other collateral or any part thereof. Bank may exercise any right of Obligor with respect to any Collateral. Bank shall have no duty to exercise any of the aforesaid rights, privileges or options with respect to any collateral and shall not be responsible for any failure to do so or delay in so doing.

         (e) In any statutory or non-statutory proceeding affecting Obligor or any Collateral, Bank or its nominee may, whether or not an Event of Default shall have occurred and regardless of the amount of the Obligations, file a proof of claim for the full amount of any Collateral and vote such Claim for the full amount thereof (i) for or against any proposal or resolution; (ii) for a trustee or trustees or for a committee of creditors; and/or (iii) for the acceptance or rejection of any proposed arrangement, plan of reorganization, wage earners' plan, composition or extension; and Bank or its nominee may receive any payment or distribution and give acquittance therefor and may exchange or release any Collateral.

         (f) Whether or not an Event of Default shall have occurred, Bank may, without notice to or demand upon Obligor, (i) commence, appear in or defend any action or proceeding purporting to affect all or any part of the Collateral or the interests, rights, powers or duties of Bank, whether brought by or against
Obligor or Bank; and/or (ii) pay, purchase, contest or compromise any claim, debt, lien, charge or encumbrance which in the judgment of Bank may affect or appear to affect the Collateral or the interests, rights, powers or duties of
Bank.

         (g) Any and all Investment Property granted to and/or held by Bank as
Collateral hereunder, whether or not in a Securities Account of Obligor and whether or not subject to a Control Agreement, may, upon occurrence and continuation of an Event of Default, without notice, be registered in the name of Bank or its nominee or be transferred to a Securities Account held in the name of Bank or its nominee, or otherwise be under the Control of Bank with Bank as the Entitlement Holder, without disclosing that Bank is a secured party. Bank may at its option at any time whether not an Event of Default has occurred become the customer with respect to a Deposit Account constituting Collateral hereunder on which Bank is not the depository bank. Obligor hereby irrevocably appoints Bank acting through its officers, employees and agents as its attorney-in-fact, at Obligor's own cost and expense, to act on Obligor's behalf to register in the name of Bank or its nominee any or all such Investment
Property and/or to transfer such Investment Property to a Securities Account of and in the name of Bank, with Bank being the Entitlement Holder of such
Securities Account and having Control thereof, and/or to enter into agreements with the issuers of such Investment Property pursuant to which the issuers will agree to comply with the instructions of Bank without consent by Obligor, and to take such other action as Bank may deem appropriate to fully perfect and protect its security interest in the Investment Property and related Securities Account, if any. OBLIGOR MAY AT ANY TIME MAKE A REQUEST TO BANK TO PERMIT A SUBSTITUTION
OF INVESTMENT PROPERTY CONSTITUTING COLLATERAL, WHETHER OR NOT SUBJECT TO A
CONTROL AGREEMENT OR HELD IN A SECURITIES ACCOUNT, EITHER BY DELIVERY OR
TRANSFER TO BANK OF NEW INVESTMENT PROPERTY OR BY A REQUEST MADE TO BANK TO SELL
CERTAIN SPECIFIED INVESTMENT PROPERTY CONSTITUTING COLLATERAL, WHETHER HELD IN A
SECURITIES ACCOUNT SUBJECT TO A CONTROL AGREEMENT OR HELD IN THE NAME OF BANK OR
ITS NOMINEES IN A SECURITIES ACCOUNT OR OTHERWISE, AND TO PURCHASE OTHER
SPECIFIED INVESTMENT PROPERTY, BUT BANK SHALL BE UNDER NO OBLIGATION WHATSOEVER
TO HONOR SUCH REQUEST OR TO PERMIT OR EFFECT, THROUGH A SECURITIES INTERMEDIARY,
OR OTHERWISE, SUCH A SUBSTITUTION AND BANK MAY IN ITS SOLE AND ABSOLUTE
DISCRETION REFUSE TO DO SO. Bank or such nominee (after an Event of Default and regardless of the amount of the Obligations) may, without notice, exercise all voting and corporate rights at any meeting of any corporation issuing such
Investment Property, and (whether or not an Event of Default exists and regardless of the amount of the Obligations) exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to such Investment Property as if the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of such Investment Property for other Investment Property or any other property upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing the same or upon the exercise by the issuing corporation or Bank of any right, privilege or option pertaining to such Investment Property, and in connection therewith, to deposit and deliver any and all of such Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it. BANK SHALL HAVE NO DUTY OR OBLIGATION TO EXERCISE ANY OF THE
AFORESAID RIGHTS, PRIVILEGES OR OPTIONS OR TO AGREE TO ANY SUCH REQUEST AND
SHALL NOT BE RESPONSIBLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN SO DOING,
OR FOR ANY LOSS IN THE VALUE OF THE COLLATERAL RESULTING FROM BANK'S ACTION OR
INACTION.

     8. Sale of Collateral Consisting of Securities. Obligor recognizes that
Bank may be unable to effect a public sale of any securities which may constitute a portion of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws and instead may resort to one or more private sales of such Collateral to a restricted group of purchasers who would be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Obligor recognizes and agrees that, because of this restriction, sales of securities may result in prices and other terms less favorable to the seller than if the disposition were made pursuant to a public sale and, notwithstanding such circumstances, agrees that any such private or limited sale or sales shall be deemed to have been made in a commercially reasonable manner. Bank shall be under no obligation to delay a sale of any of the securities constituting part of the Collateral for the period of time necessary to permit the issuer of such securities to register them for public sale under the Securities Act of 1933 or under applicable state securities laws.

     9. Collection Rights of Bank. Obligor agrees that at any time, whether or not an Event of Default shall have occurred, Bank shall have the right to notify any account debtor (with respect to any Collateral consisting of Accounts,
General Intangibles or Chattel Paper), or the person liable on any Instrument or other right or claim of Obligor to any payment which is Collateral or the issuer of any securities constituting Investment Property (with respect to any
Collateral consisting of Investment Property), or the custodian of any
Collateral consisting of Deposit Accounts or Electronic Chattel Paper, or the
issuer of any letters of credit subject to the control of Bank, to make payment directly to Bank, whether or not an Event of Default shall have occurred and whether or not Obligor was theretofore making collections on such Collateral, and also to take control of any Proceeds Bank is entitled to under Section 9-315 of the UCC. If any Collateral consists of rights or claims of Obligor to any payment, then at Bank's request, Obligor shall promptly notify (in manner, form and substance satisfactory to Bank) all Persons obligated to Obligor under any such rights or claims of Obligor to any payment that Bank possesses a security interest in such rights or claims of Obligor to any payment and that all payments in respect of such rights or claims of Obligor to any payment are to be made directly to Bank. Obligor shall not settle, compromise or adjust any disputed amount, or allow any credit, rebate or discount with respect to any right or claim of Obligor to any payment which constitutes Collateral. After
Bank shall have given any notice of the type specified in the first sentence of this Section 9, any and all amounts received by Obligor from the account debtor or other obligor or issuer so notified shall be promptly remitted to Bank, and until so remitted shall be segregated by Obligor and held in trust for Bank.

     10. Additional Security. If Bank shall at any time hold security for any
Obligations in addition to the Collateral, Bank may enforce the terms of this
Agreement or otherwise realize upon the Collateral, at its option, either before or concurrently with the exercise of remedies as to such other security or, after a sale is made of such other security, it may apply the proceeds upon the
Obligations without affecting the status of or waiving any right to exhaust all or any other security, including the Collateral, and without waiving any breach or default or any right or power whether exercised under this Agreement, contained in this Agreement, or provided for in respect of any such other security.

     11. Preservation and Protection of Security Interest; Power of Attorney.
Obligor will faithfully preserve and protect the Lien in the Collateral created by this Agreement and will, at its own cost and expense, cause such Lien to be perfected and continue to be perfected and to be and remain prior to all other
Liens, so long as all or any part of the Obligations are outstanding and unpaid, and for such purpose Obligor will from time to time at the request of Bank (i)
make notations of the security interest in certificates of title of Collateral, a security interest in which is perfected by such notation, and deliver the same to Bank, (ii) make notations of Bank's security interest on all tangible Chattel
Paper constituting Collateral hereunder; (iii) deliver possession of Collateral
(concurrent with the acquisition of such Collateral) to Bank, a security interest in which is perfected by the taking of possession or at Bank's option, cause each Person in possession of Collateral to acknowledge that it is holding the Collateral for the benefit of Bank, and (iv) file or record, or cause to be filed or recorded, such instruments, documents and notices, including financing statements and amendments thereof (in jurisdictions in which Bank is unable to file financing statements or amendments without signature or authentication by
Obligor based on the authorization to do so contained herein), as Bank may reasonably deem necessary or advisable from time to time in order to perfect and continue to perfect such Liens and to maintain their priority over all other
Liens. Obligor will do all such other acts and things and will execute and deliver all such other instruments and documents, including further security agreements, pledges, endorsements, stock powers, assignments, and notices as
Bank may reasonably deem necessary or advisable from time to time in order to perfect and preserve the priority of the Liens in the Collateral as contemplated by this Agreement. Bank, acting through its officers, employees and authorized agents, is hereby

irrevocably appointed the attorney-in-fact of Obligor to do, at Obligor's expense, all acts and things which Bank may reasonably deem necessary or advisable to preserve, perfect, continue to perfect and/or maintain the priority of such Liens in the Collateral, including the signing of financing, continuation or other similar statements and notices on behalf of Obligor, and which Obligor is required to do by the terms of this Agreement, the registration of any and all Investment Property held by Bank as Collateral hereunder in the name of Bank or its nominee or the transfer of same to a Securities Account held in the name of Bank or its nominee. Obligor hereby authorizes Bank to file financing statements with respect to the Collateral and any proceeds of the
Collateral and hereby ratifies and consents to the filing of any such financing statements by Bank prior to the date this agreement is executed. Obligor shall pay all filing fees for financing statements with respect to the Collateral.

     12. Risk of Loss; Insurance. Risk of loss of, damage to or destruction of the Collateral is and shall remain upon Obligor. If Obligor fails to obtain and keep in force insurance covering the Collateral as required by Section 4 of this
Agreement, or fails to pay the premiums on such insurance when due, Bank may, but is not obligated to, do so for the account of Obligor and the cost of so doing shall thereupon become an Obligation. Such amounts shall be payable by
Obligor upon demand by Bank and following demand shall bear interest at a variable rate equal to 4% above Bank's reference lending rate applicable to domestic commercial loans as established by Bank from time to time, but in no event shall such rate exceed the maximum rate allowed by law. Bank, acting through its officers, employees and authorized agents, is hereby irrevocably appointed the attorney-in-fact of Obligor to endorse any draft or check that may be payable to Obligor in order to collect the proceeds of such insurance or any return or unearned premiums.

     13. Change in Law. In the event of the passage, after the date of this
Agreement, of any law which has the effect of changing in any way the laws now in force for the taxation of security documents such as this Agreement or debts secured by such security documents or the manner of the collection of any such taxes so as in any case to affect this Agreement or to impose payment of the whole or any portion of any taxes, assessments or other similar charges against the Collateral upon Bank, the Obligations shall immediately become due and payable at the option of Bank and upon 30 days' notice to Obligor.

     14. Expenses. Obligor hereby agrees to pay any and all reasonable expenses incurred by Bank in enforcing any rights under this Agreement or in defending any of its rights to any amounts received hereunder. Without limiting the foregoing, Obligor agrees that whenever any attorney is used by Bank to obtain payment hereunder, to advise it as to its rights, to adjudicate the rights of the parties hereunder or for the defense of any of its rights to amounts secured, received or to be received hereunder, Bank shall be entitled to recover all reasonable attorneys' fees and disbursements, court costs and all other expenses attributable thereto.

     15. Notices. Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by registered or certified first class mail, return receipt requested, by Federal Express, Express Mail or other recognized overnight delivery service or by facsimile transmitter or tested telex (if such facsimile or telex number is noted as provided herein), and shall be effective if by hand, upon delivery, if by such overnight delivery service, one (1) day after dispatch, and if mailed by first class mail as above-provided, five (5) days after mailing, and shall be sent as follows:

         If to Obligor, to the address, facsimile or tested telex number set forth below its signature or such other address, facsimile or tested telex number as it may designate, by written notice to Bank as herein provided or to any other address, facsimile or tested telex number as may appear in the records of Bank as Obligor's address.

         If to Bank, to the HSBC BANK USA address that appears on the first page of this Agreement, or such other address as it may designate, by written notice to Obligor as herein provided.

     16. Additional Definitions. The following terms have the following meanings unless otherwise specified herein:

"Accessions," "Account," "Chattel Paper," "Commodity Accounts," "Commodity
Contracts," "Control," , "Deposit Account", "Document," "Electronic Chattel
Paper," "Entitlement Holder," "Entitlement Order," "Equipment," "Financial
Assets," "Fixtures," "General Intangibles," "Goods," "Health-Care-Insurance
Receivables," "Instrument," "Inventory," "Investment Property," "Payment
Intangibles," "Proceeds," "Promissory Notes," "Securities,"

"Securities Account," "Securities Entitlements," "Securities Intermediary" and
"Supporting Obligations" have the meanings assigned to those terms by the UCC.

"Agreement" means this Continuing General Security Agreement.

"Bank" means HSBC BANK USA, a New York State chartered bank, and its successors and assigns, and any Person acting as agent or nominee for HSBC BANK USA and any corporation the stock of which is owned or controlled directly or indirectly by, or is under common control with, HSBC BANK USA and/or HSBC Holdings plc.

"Claims" means each "claim" as that term is defined under Section 101(5) of the
United States Bankruptcy Code, and any amendments thereto (Title 11, United
States Code).

"Event of Default" means any of the events described in Section 5 of this
Agreement.

"Imported Inventory" means all Inventory of Obligor of every description imported from outside of the United States, including but not limited to
Inventory consisting of parts or components produced in whole or in part in the
United States and sent outside of the United States for assembly, completion or packaging.

"Lien" means any lien, security interest, pledge, hypothecation, encumbrance or other claim in or with respect to any property.

"Obligations" means any and all indebtedness, obligations and liabilities of
Obligor to Bank, and all Claims of Bank against Obligor, now existing or hereafter arising, direct or indirect (including participations or any interest of Bank in indebtedness of Obligor to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or unmatured, monetary or non-monetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise, and all extensions, renewals, refundings, replacements and modifications of any of the foregoing.

"Person" means any natural person, corporation, limited liability company, partnership, trust, government or other association or legal entity.

"Responsible Parties" includes all Obligors and all makers, endorsors, acceptors, sureties and guarantors of, and all other parties to, the Obligations or the Collateral.

"UCC" means the Uniform Commercial Code as in effect from time to time in the
State of New York.

     17. Miscellaneous. This Agreement shall remain in full force and effect and shall be binding upon Obligor, its successors and assigns, in accordance with its terms, notwithstanding any increase, decrease or change in the partners of
Obligor, if it should be a partnership, or the merger, consolidation, or reorganization of Obligor, if it be a corporation or a limited liability company, or any other change concerning the form, structure or substance of any such entity. If there is more than one Person named as an Obligor in this
Agreement, this Agreement shall be binding upon each of Obligors who execute and deliver this Agreement to Bank even if this Agreement is not executed by any other Person or Persons also named as an Obligor herein. Bank may assign all or a portion of its rights under this Agreement and may deliver the Collateral, or any part thereof, to any assignee and such assignee shall thereupon become vested with all the powers and rights given to Bank in respect thereof; and Bank shall thereafter be forever relieved and discharged from any liability or responsibility in the matter but, with respect to any Collateral not so delivered or assigned, Bank shall retain all powers and rights given to it hereby. The execution and delivery hereafter to Bank by Obligor of a new security agreement shall not terminate, supersede or cancel this Agreement, unless expressly provided therein, and this Agreement shall not terminate, supersede or cancel any security agreement previously delivered to Bank by
Obligor, and all rights and remedies of Bank hereunder or under any security agreement hereafter or heretofore executed and delivered to Bank by Obligor shall be cumulative and may be exercised singly or concurrently. THIS AGREEMENT
MAY NOT BE CHANGED OR TERMINATED ORALLY, BUT ONLY BY A WRITING EXECUTED BY
OBLIGOR AND A DULY AUTHORIZED OFFICER OF BANK; PROVIDED, THAT BANK IS AUTHORIZED
TO FILL IN ANY BLANK SPACES AND TO OTHERWISE COMPLETE THIS AGREEMENT AND CORRECT
ANY PATENT ERRORS HEREIN. Unless Bank, in its discretion, otherwise agrees, the security interests granted in this Agreement shall not terminate until all of the Obligations have been indefeasibly paid in full and all commitments of Bank to extend credit which, once

extended, would give rise to Obligations have expired or been terminated. No delay on the part of Bank in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No modification or waiver of this Agreement or any provision hereof or of any other agreement or instrument made or issued in connection herewith or contemplated hereby, nor consent to any departure by Obligor therefrom, shall in any event be effective, irrespective of any course of dealing between the parties, unless the same shall be in a writing executed by a duly authorized officer of Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Obligor in any case shall thereby entitle Obligor to any other or further notice or demand in the same, similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any other remedies provided at equity or by law and all such remedies may be exercised singly or concurrently. If any one or more of the provisions contained in this Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not (to the full extent permitted by law) in any way be affected or impaired. The descriptive headings used in this
Agreement are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof. The word "including" shall be deemed to be followed by the words "without limitation." Obligor waives any and all notice of the acceptance of this Agreement by Bank, or of the creation, accrual or maturity (whether by declaration or otherwise) of any and all Obligations, or of any renewals or extensions thereof from time to time, or of Bank's reliance on this Agreement.

     18. Governing Law; Consent to Jurisdiction; Service of Process. This
Agreement shall be governed by and construed in accordance with the laws of the
State of New York applicable to contracts made and to be performed wholly within that state. Obligor hereby consents to the jurisdiction of the courts of the
State of New York and the courts of the United States of America for the
Southern District of New York and consents that any action or proceeding hereunder may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and authorizes the service of process on
Obligor by registered mail sent to any address authorized in Section 15 as an address for the sending of notices.

     19. RIGHT OF BANK TO ARBITRATE DISPUTES.

         (a) OBLIGOR AGREES THAT ANY ACTION, DISPUTE, PROCEEDING, CLAIM OR
CONTROVERSY BETWEEN OR AMONG THE PARTIES WHETHER SOUNDING IN CONTRACT, TORT OR
OTHERWISE ("DISPUTE" OR "DISPUTES") SHALL, AT BANK'S ELECTION, WHICH ELECTION
MAY BE MADE AT ANY TIME PRIOR TO THE COMMENCEMENT OF A JUDICIAL PROCEEDING BY
BANK, OR IN THE EVENT OF A JUDICIAL PROCEEDING INSTITUTED BY OBLIGOR, AT ANY
TIME PRIOR TO THE LAST DAY TO ANSWER AND/OR RESPOND TO A SUMMONS AND/OR
COMPLAINT MADE BY OBLIGOR, BE RESOLVED BY ARBITRATION IN NEW YORK, NEW YORK IN
ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 19 AND SHALL, AT THE ELECTION OF
BANK, INCLUDE ALL DISPUTES ARISING OUT OF OR IN CONNECTION WITH (I) THIS
AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, (II) ALL PAST, PRESENT AND
FUTURE AGREEMENTS INVOLVING THE PARTIES, (III) ANY TRANSACTION CONTEMPLATED
HEREBY AND ALL PAST, PRESENT AND FUTURE TRANSACTIONS INVOLVING THE PARTIES AND
(IV) ANY ASPECT OF THE PAST, PRESENT OR FUTURE RELATIONSHIP OF THE PARTIES. Bank
may elect to require arbitration of any Dispute with Obligor without thereby being required to arbitrate all Disputes between Bank and Obligor. Any such
Dispute shall be resolved by binding arbitration in accordance with Article 75 of the New York Civil Practice Law and Rules and the Commercial Arbitration
Rules of the American Arbitration Association ("AAA"). In the event of any inconsistency between such Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this subsection 19(a). In any arbitration proceeding subject to these provisions, the arbitration panel (the "arbitrator") is specifically empowered to decide (by documents only, or with a hearing, at the arbitrator's sole discretion)
pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudication. In any such arbitration proceeding, the arbitrator shall not have the power or authority to award punitive damages to any party. Judgment upon the award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the parties shall select an arbitrator in the manner provided in subsection 19(d).

         (b) No provision of, nor the exercise of any rights under, subsection
19(a) shall limit the right of any party (i) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of a power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the UCC, or otherwise pursuant to applicable law, (ii) to exercise self help remedies including but not limited to setoff and repossession, or (iii) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of the right of Bank, even if Bank is the plaintiff, to submit the Dispute to arbitration if Bank would otherwise have such right.

         (c) Bank may require arbitration of any Dispute(s) concerning the lawfulness, unconscionableness, propriety, or reasonableness of any exercise by
Bank of its right to take or dispose of any Collateral or its exercise of any other right in connection with Collateral including, without limitation, judicial foreclosure, exercising a power of sale under a deed of trust or mortgage, obtaining or executing a writ of attachment, taking or disposing of property with or without judicial process pursuant to Article 9 of the UCC or otherwise as permitted by applicable law, notwithstanding any such exercise by
Bank.

         (d) Whenever an arbitration is required under subsection 19(a), the arbitrator shall be selected, except as otherwise herein provided, in accordance with the Commercial Arbitration Rules of the AAA. A single arbitrator shall decide any claim of $100,000 or less and he or she shall be an attorney with at least five years' experience. Where the claim of any party exceeds $100,000, the
Dispute shall be decided by a majority vote of three arbitrators, at least two of whom shall be attorneys (at least one of whom shall have not less than five years' experience representing commercial banks).

         (e) In the event of any Dispute governed by this Section 19, each of the parties shall, subject to the award of the arbitrator, pay an equal share of the arbitrator's fees. The arbitrator shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrator's fees, and court costs) to the prevailing party.

     20. WAIVER OF TRIAL BY JURY. EACH OF BANK AND OBLIGOR HEREBY WAIVES TRIAL
BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR CROSS-CLAIM BROUGHT BY OR
AGAINST IT ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR
IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE OBLIGATIONS.

     21. WAIVER OF CERTAIN OTHER RIGHTS. OBLIGOR HEREBY WAIVES THE RIGHT TO
INTERPOSE ANY DEFENSE, SET-OFF, COUNTERCLAIM OR CROSS-CLAIM OF ANY NATURE OR
DESCRIPTION, ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND ANY CLAIM
FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

         IN WITNESS WHEREOF, Obligor has executed this Continuing General
Security Agreement.

Address of
Chief Executive Office:                          Movie Star, Inc.
                                                 ----------------

1115 Broadway                                    By: /s/ Thomas Rende

New York, NY  10010                              Title: Chief Financial Officer